Exhibit 10.1

[***] Certain portions of this exhibit have been omitted because they are not material and the registrant customarily and actually treats that information as private or confidential.

OMNIBUS AMENDMENT No. 2 TO GS-CORECARD AGREEMENTS

This Omnibus Amendment No. 2 to GS-CoreCard Agreements (this “Amendment”) is entered into effective as of the date of last signature (the “Amendment Effective Date”), by and between The Goldman Sachs Group, Inc. (“GS”), and CoreCard Software, Inc. (“CoreCard”) (each, a “Party” and together, the “Parties”).

GS and CoreCard hereby agree as follows:

1.	BACKGROUND AND DEFINED TERMS

(a)	GS-CoreCard Agreements. GS and CoreCard are parties to the following agreements, as they may have been previously amended (including as noted below):

(i)	Software License and Support Agreement effective as of October 16, 2018 (the “SLSA”);

(ii)	Master Professional Services Agreement effective as of August 1, 2019 (the “MPSA”);

(iii)	Schedule of Work No. 1 (Schedule of Work for Ongoing Services (Development)) effective as of August 1, 2019 and entered into pursuant to the MPSA (the “Development SOW”); and

(iv)	Schedule of Work No. 2 (Schedule of Work for Ongoing Services (Managed Services)) effective as of August 1, 2019 and entered into pursuant to the MPSA (the “Managed Services SOW”).

The agreements listed in the foregoing subsections (i) through (iv) are collectively the “GS-CoreCard Agreements.”

(b)

Previous Amendments. The Parties amended the GS-CoreCard Agreements from time to time, including under the Omnibus Amendment to GS-CoreCard Agreements, effective as of July 1, 2023 (“Amendment No. 1”).

(c)

Amendment. Pursuant to Section 10.5 of the SLSA and Section 10.5 of the MPSA, the Parties desire to amend the GS-CoreCard Agreements as set forth in this Amendment. This Amendment hereby amends and revises the GS-CoreCard Agreements to incorporate the terms and conditions set forth in this Amendment. If there is a conflict between the terms of this Amendment and the terms of any GS-CoreCard Agreement, the terms of this Amendment will control. The relationship of the Parties will continue to be governed by the terms of the GS-CoreCard Agreements, as amended hereby.

(d)

Defined Terms. Capitalized terms used herein will have the meanings ascribed to them in the GS-CoreCard Agreements unless expressly defined herein. For clarity, references in this Amendment to “CoreCard” mean, as applicable, Licensor under the SLSA and Consultant under the MPSA, the Development SOW and the Managed Services SOW.

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2.	AMENDMENTS

(a)	Term Extensions.

(i)	SLSA. The Initial Support Services Term of the SLSA is extended until and through December 31, 2030. [***]

(ii)	Development SOW. The SOW Term of the Development SOW is extended until and through December 31, 2030. [***]

(iii)	Managed Services SOW. The SOW Term of the Managed Services SOW is extended until and through December 31, 2030. [***]

(b)	Fees.

(i)	Managed Services SOW. Effective January 1, 2025, Section 2(e)(ii)(D) of Amendment No. 1 (amending the Managed Services SOW) is hereby deleted in its entirety and replaced with the following:

“(D) “Fixed Managed Services Fees” means an amount per month according to the following table: [***]

(c)	Transition Assistance.

(i)	[***]
(ii)	[***]

(d)	Termination for Convenience; Termination Charge.

(i)	SLSA.

[***]

(ii)	MPSA.

[***]

(iii)

Managed Services SOW Termination Charge. GS shall not have the right to terminate the Managed Services SOW pursuant to Section 9.2(i) of the MPSA with an effective date prior to January 1, 2027. In the event GS terminates the Managed Services SOW pursuant to Section 9.2(i) of the MPSA effective any time between January 1, 2027, and December 31, 2030, it shall pay to CoreCard a termination charge in an amount that corresponds to the month in which the termination becomes effective according to the following table (“Termination Charge”): [***]

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(e)	[***]

(f)	Source Code Release Condition. Section 8.2 of the SLSA is hereby amended to add a new Section 8.2(h) as follows:

“(h) Licensor has committed Special SLA Breaches with respect to more than half of the Special SLAs (which need not be the same Special SLAs breached from month to month) in any consecutive three (3) month period.”

(g)	[***]

3.	ENTIRE AGREEMENT

This Amendment and the GS-CoreCard Agreements constitute the entire agreement between the Parties in connection with the subject matter of this Amendment and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties related to the subject-matter hereof.

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IN WITNESS WHEREOF, GS and CoreCard have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date.

THE GOLDMAN SACHS GROUP, INC.		CORECARD SOFTWARE, INC.

By:	/s/ Elizabeth Overbay	By:	/s/ Matt White

Name:	Elizabeth Overbay	Name:	Matt White

Title:	Authorized Person	Title:	CFO

Date:	10/23/2024	Date:	10/17/2024

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